UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 22, 2012

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 Kemet Way, Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

(864) 963-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2012, KEMET Corporation (the “Company”) completed the sale of $110 million aggregate principal amount of its 10½% Senior Notes due 2018 (the “Senior Notes”) at an issue price of 105.500% of the principal amount plus accrued interest from November 1, 2011, pursuant to the terms of the purchase agreement, dated March 22, 2012 (the “Purchase Agreement”), among the Company, the guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. (together, the “Initial Purchasers”).  The Senior Notes were issued as additional notes under the indenture, dated May 5, 2010 (the “Indenture”), among the Company, the guarantors party thereto and Wilmington Trust Company, as trustee (the “Trustee”).

The Senior Notes were sold to the Initial Purchasers for resale to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S. Pursuant to the terms of the registration rights agreement, dated March 27, 2012 (the “Registration Rights Agreement”), among the Company, the guarantors named therein, and the Initial Purchasers, the Company has agreed to offer to exchange substantially identical senior notes that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for the Senior Notes, or, in certain circumstances, to register resales of the Senior Notes.

The Senior Notes were issued in a transaction exempt from registration under the Securities Act or any state securities laws. Therefore, the Senior Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.  This Current Report on Form 8-K and the exhibits hereto do not constitute an offer to sell any securities or a solicitation of an offer to purchase any securities.

The Purchase Agreement and the Registration Rights Agreement, are filed as Exhibits 1.1 and 4.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On March 27, 2012, the Company announced the issuance of the Senior Notes.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit

1.1

Purchase Agreement, dated March 22, 2012, among KEMET Corporation, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as initial purchasers.

4.1

Registration Rights Agreement, dated March 27, 2012, among KEMET Corporation, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as initial purchasers.

99.1	Press Release, dated March 27, 2012, issued by the Company

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 28, 2012	KEMET Corporation

/s/ William M. Lowe, Jr.
William M. Lowe, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1

Purchase Agreement, dated March 22, 2012, among KEMET Corporation, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as initial purchasers.

4.1

Registration Rights Agreement, dated March 27, 2012, among KEMET Corporation, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as initial purchasers.

99.1	Press Release, dated March 27, 2012, issued by the Company